SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) December 26, 2000



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On December 25, 2000, Registrant made available the Monthly Servicer and Settlement Certificates for the Due Period ended November 30, 2000, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)







Date   January 4, 2001                  By: /s/ R. D. Markle
                                                R. D. Markle
                                                Vice President and Controller

                                    FORM 8-K



                                  EXHIBIT INDEX


Exhibit
Number    Description



  20.1 Monthly Servicer and Settlement Certificate #64, Series 1995-1 dated December 25, 2000



  20.2 Monthly Servicer and Settlement Certificate #38, Series 1997-1 dated December 25, 2000


  20.3 Monthly Servicer and Settlement Certificate #30, Series 1998-1 dated December 25, 2000


  20.4 Monthly Servicer and Settlement Certificate #5, Series 2000-1 dated December 25, 2000

Exhibit 20.1
Page 1 of 6
               MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 64

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 26, 2000, the Transfer Date of December 22, 2000 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2000 and the Distribution Period ended December 25, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                               825,979.63

  3.2 The amount of NITC Finance Charges for the Due Period                             3,422,311.41

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,044,765,057.68

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     250,022,401.90

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    220,339,948.95
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                  848,344.11

  3.8 The average daily Master Trust Seller's Interest during the Due Period          164,670,460.94

Exhibit 20.1
Page 2 of 6

  3.9 The Master  Trust  Seller's  Interest as of the  Distribution Date (after giving effect to the  transactions  set forth in Article IV of the
      Supplement)                                                                     164,670,460.94

 3.10 The aggregate amount of Collections for the Due Period                          345,128,618.31

 3.11 The aggregate amount of Finance Charge Collections for the Due Period            11,217,589.01

 3.12 The aggregate amount of Principal Collections for the Due Period                333,911,029.30

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,018,012,941.22

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
      Agreement)                                                                       83,888,627.40

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                        13,471,158.90

 3.18 The  Dealers  with the  five  largest  aggregate  outstanding principal amounts of Dealer  Notes in the Master Trust as of the end of the Due Period:

      i)       Southland Intl Trks
      ii)      Nalley Motor Trucks
      iii)     Longhorn Intl Trks Ltd
      iv)      Southwest Intl Trks Inc.
      v)       Prairie Intl Trucks

 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
      end of the Due Period                                                                    1.27%

Exhibit 20.1
Page 3 of 6

  4.0 Series 1995-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                   31,000,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)            31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                        2,500,000.00

  4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
      giving effect to the transactions set forth in Article IV of the Supplement)      2,500,000.00

  4.5 The  aggregate  amount on  deposit in the  Liquidity  Reserve Account as of the Transfer  Date (after  giving effect to the transactions set forth in
      Article IV of the Supplement)                                                             0.00

  4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the
      Transfer  Date  (after  giving  effect to the transactions set forth in
      Article IV of the Supplement)                                                             0.00

  4.7 The Invested Amount as of the Distribution Date (after giving effect to the transactions  set forth in  Article  IV of the Supplement and to the
      payments made on the Distribution Date)                                         200,000,000.00

  4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period                     0.00

  4.9 The amount of Series Allocable Finance Charge Collections for the Due Period      2,462,260.79

 4.10 The amount of Series Allocable Principal Collections for the Due Period          73,293,470.93

 4.11 The amount of Series Principal Account Losses for the Due Period                          0.00

 4.12 The amount of Investor Dealer Note Losses for the Due Period                              0.00

 4.13 The amount of Investor Finance Charge Collections for the Due Period              2,036,043.45

 4.14 The amount of Investor Principal Collections for the Due Period                  60,606,371.11

Exhibit 20.1
Page 4 of 6

 4.15 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                            2,101,247.96

 4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period      60,606,371.11

 4.17 The aggregate amount of the Series 1995-1 Principal Shortfall, if any, for
      the Due Period                                                                            0.00

 4.18 The Seller's Percentage for the Due Period                                              17.31%

 4.19 The Excess Seller's Percentage for the Due Period                                        2.60%

 4.20 The aggregate amount of Seller's Principal Collections for the Due Period        12,687,099.82

 4.21 The amount of Available Seller's Finance Charge Collections for the Due
      Period                                                                              436,066.39

 4.22 The aggregate amount of Available Seller's Principal Collections for the Due
      Period                                                                           10,781,469.57

 4.23 The aggregate amount of Excess Seller's Principal Collections for the Due
      Period                                                                            1,905,630.24

 4.24 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

 4.25 The Minimum Series 1995-1 Master Trust Seller's Interest as of the
      Distribution Date (after  giving  effect  to  the transactions set forth in
      Article IV of the Supplement)                                                    41,575,965.63

 4.26 The Series 1995-1 Allocation Percentage for the Due Period                              21.95%

 4.27 The Floating Allocation Percentage for the Due Period                                   82.69%

 4.28 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

 4.29 The total amount to be distributed on the Series 1995-1 Certificates on the
      Distribution Date                                                                 1,267,658.87

 4.30 The total amount, if any, to be distributed on the Series 1995-1 Certificates
      on the Distribution Date allocable to the Invested Amount                                 0.00

 4.31 The total  amount,  if any, to be  distributed  on the Series 1995-1
      Certificates  on the  Distribution  Date allocable to interest on the Series
      1995-1 Certificates                                                               1,113,680.56

 4.32 The Draw Amount as of the Transfer Date                                                   0.00

Exhibit 20.1
Page 5 of 6

 4.33 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

 4.34 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

 4.35 The amount of the Investor Servicing Fee to be paid on such Distribution
      Date                                                                                153,978.31

 4.36 The aggregate amount of funds on deposit in the  Negative Carry  Reserve
      Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
      and of the Agreement)                                                                     0.00

 4.37 The  aggregate  amount  of funds  on  deposit  in the  Series Principal
      Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
      and of the Agreement)                                                                     0.00

 4.38 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,500,000.00

 4.39 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.40 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.41 The amount of Excess Interest Collections for the Due Period                        833,589.08

 4.42 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period                                                   60,606,371.11

Exhibit 20.1
Page 6 of 6

 4.43 The amount of Excess Interest Collections for the Due Period allocated to
      other Series                                                                              0.00

 4.44 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period allocated to Other Series                                  0.00

 4.45 The percentages and all other information calculated pursuant to Sections
      6.01 and 7.01 of the Supplement                                                             NA

 4.46 The amount of Remaining Available Seller's Principal Collections for the Due
      Period                                                                                    0.00

 4.47 The amount of Series 1995-1 Shared Seller's Principal Collections for the
      Due Period                                                                       12,687,099.82

 4.48 The aggregate amount of Shared Seller's Principal Collections from Other
      Series for the Due Period                                                                 0.00

 4.49 The amount of all Shared Seller's Principal Collections allocated to Series
      1995-1 for the Due Period                                                                 0.00

 4.50 The aggregate amount of all Shared Seller's Principal Collections allocated
      to Other Series for the Due Period                                                        0.00

 4.51 The aggregate amount of all Early Distributions Amounts paid or deemed paid
      for the Distribution Period                                                               0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this December 12, 2000

                              NAVISTAR FINANCIAL CORPORATION,
                                       as Servicer

                              By: R. Wayne Cain
                              Vice President and Treasurer

Exhibit 20.2
Page 1 of 6

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 38

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1997-1

Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 26, 2000, the Transfer Date of December 22, 2000 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2000 and the Distribution Period ended December 25, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

3.1 The amount of the Advance, if any, foDuehPeriod                                       825,979.63

3.2 The amount of NITC Finance Charges for the Due Period                               3,422,311.41

3.3 The average daily balance of Dealer Notes outstanding during the Due Period     1,044,765,057.68

3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       250,022,401.90

3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      220,339,948.95
      during the Due Period

3.7 The amount of the Servicing Fee for the Due Period                                    848,344.11

3.8 The average daily Master Trust Seller's Interest during the Due Period            164,670,460.94

Exhibit 20.2
Page 2 of 6

3.9 The Master  Trust  Seller's  Interest as of the  Distribution Date (after
    giving effect to the  transactions  set forth in Article IV of the Supplement)    164,670,460.94

3.10 The aggregate amount of Collections for the Due Period                           345,128,618.31

3.11 The aggregate amount of Finance Charge Collections for the Due Period             11,217,589.01

3.12 The aggregate amount of Principal Collections for the Due Period                 333,911,029.30

3.13 The amount of Dealer Note Losses for the Due Period                                        0.00

3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period      1,018,012,941.22

3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
      Agreement)                                                                       83,888,627.40

3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                        13,471,158.90

3.18 The  Dealers  with the  five  largest  aggregate  outstanding principal amounts of Dealer  Notes in the Master Trust as of the end of the Due Period:

      i)       Southland Intl Trks
      ii)      Nalley Motor Trucks
      iii)     Longhorn Intl Trks Ltd
      iv)      Southwest Intl Trks Inc.
      v)       Prairie Intl Trucks

3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
      end of the Due Period                                                                    1.27%

Exhibit 20.2
Page 3 of 6

 4.0 Series 1997-1 Information.

 4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                   31,000,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)            31,000,000.00

 4.3 The Projected Spread for the following Distribution Period                         2,500,000.00

 4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
     giving effect to the transactions set forth in Article IV of the Supplement)       2,500,000.00

 4.5 The  aggregate  amount on  deposit in the  Liquidity  Reserve Account as of the Transfer  Date (after  giving effect to the transactions set forth in
     Article IV of the Supplement)                                                              0.00

 4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
     made on the Distribution Date)                                                   200,000,000.00

 4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                      0.00

 4.8 The amount of Series Allocable Finance Charge Collections for the Due Period       2,415,146.91

 4.9 The amount of Series Allocable Principal Collections for the Due Period           71,891,044.61

4.10 The amount of Series Principal Account Losses for the Due Period                           0.00

4.11 The amount of Investor Dealer Note Losses for the Due Period                               0.00

4.12 The amount of Investor Finance Charge Collections for the Due Period               2,035,968.85

4.13 The amount of Investor Principal Collections for the Due Period                   60,604,150.60

4.14 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                            2,100,129.10

Exhibit 20.2
Page 4 of 6

4.15 The amount of Series 1997-1 Shared Principal Collections for the Due Period       60,604,150.60

4.16 The aggregate amount of the Series 1997-1 Principal Shortfall, if any, for
     the Due Period                                                                             0.00

4.17 The Seller's Percentage for the Due Period                                               15.70%

4.18 The Excess Seller's Percentage for the Due Period                                         2.63%

4.19 The aggregate amount of Seller's Principal Collections for the Due Period         11,286,894.00

4.20 The amount of Available Seller's Finance Charge Collections for the Due Period       388,114.11

4.21 The aggregate amount of Available Seller's Principal Collections for the Due
     Period                                                                             9,396,159.53

4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
     Period                                                                             1,890,734.47

4.23 The Controlled Amortization Amount, if applicable, for the Due Period                      0.00

4.24 The Minimum Series 1997-1 Master Trust Seller's Interest as of the Distribution
     Date (after  giving  effect  to  the transactions set forth in Article IV of
     the Supplement)                                                                   37,000,000.00

4.25 The Series 1997-1 Allocation Percentage for the Due Period                               21.53%

4.26 The Floating Allocation Percentage for the Due Period                                    84.30%

4.27 The Principal Allocation Percentage, if applicable, for the Due Period                    0.00%

4.28 The total amount to be distributed on the Series 1997-1 Certificates on the
     Distribution Date                                                                  1,243,486.57

4.29 The total amount, if any, to be distributed on the Series 1997-1 Certificates
     on the Distribution Date allocable to the Invested Amount                                  0.00

4.30 The total amount, if any, to be distributed on the Series 1997-1 Certificates on the  Distribution  Date allocable to interest on the Series 1997-1
     Certificates                                                                       1,089,513.89

4.31 The Draw Amount as of the Transfer Date                                                    0.00

4.32 The amount of Investor Charge-Offs as of Transfer Date                                     0.00

Exhibit 20.2
Page 5 of 6

4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date                0.00

4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date        153,972.68

4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
     of the Agreement)                                                                          0.00

4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,500,000.00

4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

4.39 The amount of Excess Interest Collections for the Due Period                         856,642.54

4.40 The amount of Investor Principal Collections treated as Shared Principal
     Collections for the Due Period                                                    60,604,150.60

4.41 The amount of Excess Interest Collections for the Due Period allocated to
     other Series                                                                               0.00

4.42 The amount of Investor Principal Collections treated as Shared Principal
     Collections for the Due Period allocated to Other Series                                   0.00

Exhibit 20.2
Page 6 of 6

4.43 The percentages and all other information calculated pursuant to Section 6.01
     of the Supplement                                                                            NA

4.44 The amount of Remaining Available Seller's Principal Collections for the Due
     Period                                                                                     0.00

4.45 The amount of Series 1997-1 Shared Seller's Principal Collections for the Due
     Period                                                                            11,286,894.00

4.46 The aggregate amount of Shared Seller's Principal Collections from Other
     Series for the Due Period                                                                  0.00

4.47 The amount of all Shared Seller's Principal Collections allocated to Series
     1997-1 for the Due Period                                                                  0.00

4.48 The aggregate amount of all Shared Seller's Principal Collections allocated
     to Other Series for the Due Period                                                         0.00

4.49 The aggregate amount of all Early Distributions Amounts paid or deemed paid
     for the Distribution Period                                                                  NA

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this December 12, 2000

                                     NAVISTAR FINANCIAL CORPORATION,
                                              as Servicer

                                     By: R. Wayne Cain
                                     Vice President and Treasurer

Exhibit 20.3
Page 1 of 6
                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 30

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 26, 2000, the Transfer Date of December 22, 2000 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2000 and the Distribution Period ended December 25, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, Due Period                                       825,979.63

  3.2 The amount of NITC Finance Charges for the Due Period                             3,422,311.41

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,044,765,057.68

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     250,022,401.90

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    220,339,948.95
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                  848,344.11

  3.8 The average daily Master Trust Seller's Interest during the Due Period          164,670,460.94

Exhibit 20.3
Page 2 of 6

  3.9 The Master  Trust  Seller's  Interest as of the  Distribution Date (after giving effect to the  transactions  set forth in Article IV of the Supplement)  164,670,460.94

 3.10 The aggregate amount of Collections for the Due Period                          345,128,618.31

 3.11 The aggregate amount of Finance Charge Collections for the Due Period            11,217,589.01

 3.12 The aggregate amount of Principal Collections for the Due Period                333,911,029.30

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,018,012,941.22

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
      Agreement)                                                                       83,888,627.40

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                        13,471,158.90

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)       Southland Intl Trks
      ii)      Nalley Motor Trucks
      iii)     Longhorn Intl Trks Ltd
      iv)      Southwest Intl Trks Inc.
      v)       Prairie Intl Trucks

 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)as a percentage of the total principal amount outstanding, as of the
      end of the Due Period                                                                    1.27%

Exhibit 20.3
Page 3 of 6

  4.0 Series 1998-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                   31,000,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)            31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                        2,500,000.00

  4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
      giving effect to the transactions set forth in Article IV of the Supplement)      2,500,000.00

  4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
      Transfer Date (after giving effect to the transactions set forth in Article
      IV of the Supplement)                                                                     0.00

  4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
      made on the Distribution Date)                                                  200,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                     0.00

  4.8 The amount of Series Allocable Finance Charge Collections for the Due Period      2,415,146.91

  4.9 The amount of Series Allocable Principal Collections for the Due Period          71,891,044.61

 4.10 The amount of Series Principal Account Losses for the Due Period                          0.00

 4.11 The amount of Investor Dealer Note Losses for the Due Period                              0.00

 4.12 The amount of Investor Finance Charge Collections for the Due Period              2,035,968.85

 4.13 The amount of Investor Principal Collections for the Due Period                  60,604,150.60

 4.14 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                            2,100,129.10

Exhibit 20.3
Page 4 of 6

 4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period      60,604,150.60

 4.16 The aggregate amount of the Series 1998-1 Principal Shortfall, if any, for
       the Due Period                                                                           0.00

 4.17 The Seller's Percentage for the Due Period                                              15.70%

 4.18 The Excess Seller's Percentage for the Due Period                                        2.63%

 4.19 The aggregate amount of Seller's Principal Collections for the Due Period        11,286,894.00

 4.20 The amount of Available Seller's Finance Charge Collections for the Due Period      388,114.11

 4.21 The aggregate amount of Available Seller's Principal Collections for the Due
      Period                                                                            9,396,159.53

 4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
      Period                                                                            1,890,734.47

 4.23 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

 4.24 The Minimum Series 1998-1 Master Trust Seller's Interest as of the
      Distribution Date (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                    37,000,000.00

 4.25 The Series 1998-1 Allocation Percentage for the Due Period                              21.53%

 4.26 The Floating Allocation Percentage for the Due Period                                   84.30%

 4.27 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

 4.28 The total amount to be distributed on the Series 1998-1 Certificates on the
      Distribution Date                                                                 1,245,097.68

 4.29 The total amount, if any, to be distributed on the Series 1998-1 Certificates
      on the Distribution Date allocable to the Invested Amount                                 0.00

 4.30 The total amount, if any, to be distributed on the Series 1998-1 Certificates on the Distribution Date allocable to interest on the Series 1998-1
      Certificates                                                                      1,091,125.00

 4.31 The Draw Amount as of the Transfer Date                                                   0.00

 4.32 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

Exhibit 20.3
Page 5 of 6

 4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

 4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date       153,972.68

 4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after  giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
      of the Agreement)                                                                         0.00

 4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,500,000.00

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.39 The amount of Excess Interest Collections for the Due Period                        855,031.43

 4.40 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period                                                   60,604,150.60

 4.41 The amount of Excess Interest Collections for the Due Period allocated to
      other Series                                                                              0.00

 4.42 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period allocated to Other Series                                  0.00

Exhibit 20.3
Page 6 of 6

 4.43 The percentages and all other information calculated pursuant to Section 6.01
      of the Supplement                                                                           NA

 4.44 The amount of Remaining Available Seller's Principal Collections for the Due
      Period                                                                                    0.00

 4.45 The amount of Series 1998-1 Shared Seller's Principal Collections for the
      Due Period                                                                       11,286,894.00

 4.46 The aggregate amount of Shared Seller's Principal Collections from Other
      Series for the Due Period                                                                 0.00

 4.47 The amount of all Shared Seller's Principal Collections allocated to Series
      1998-1 for the Due Period                                                                 0.00

 4.48 The aggregate amount of all Shared Seller's Principal Collections allocated
      to Other Series for the Due Period                                                        0.00

 4.49 The aggregate amount of all Early Distributions Amounts paid or deemed paid
      for the Distribution Period                                                               0.00

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this December 12, 2000

                                      NAVISTAR FINANCIAL CORPORATION,
                                               as Servicer

                                      By: R. Wayne Cain
                                      Vice Presedent and Treasurer

Exhibit 20.4
Page 1 of 6

                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 5

                            DEALER NOTE MASTER TRUST



                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2000-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 26, 2000, the Transfer Date of December 22, 2000 and with respect to the performance of the Master Trust during the Due Period ended on November 30, 2000 and the Distribution Period ended December 25, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement .

    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any,DuerPeriod                                        825,979.63

  3.2 The amount of NITC Finance Charges for the Due Period                             3,422,311.41

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,044,765,057.68

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     250,022,401.90

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    220,339,948.95
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                  848,344.11

  3.8 The average daily Master Trust Seller's Interest during the Due Period          164,670,460.94

Exhibit 20.4
Page 2 of 6

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
      effect to the  transactions set forth in Article IV of the Supplement)          164,670,460.94

 3.10 The aggregate amount of Collections for the Due Period                          345,128,618.31

 3.11 The aggregate amount of Finance Charge Collections for the Due Period            11,217,589.01

 3.12 The aggregate amount of Principal Collections for the Due Period                333,911,029.30

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,018,012,941.22

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
      Agreement)                                                                       83,888,627.40

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                        13,471,158.90

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)      Southland Intl Trks
      ii)     Nalley Motor Trucks
      iii)    Longhorn Intl Trks Ltd
      iv)     Southwest Intl Trks Inc.
      v)      Prairie Intl Trucks

 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
      end of the Due Period                                                                    1.27%

Exhibit 20.4
Page 3 of 6

  4.0 Series 2000-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                   19,080,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)            19,080,000.00

  4.3 The Projected Spread for the following Distribution Period                        2,650,000.00

  4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
      giving effect to the transactions set forth in Article IV of the Supplement)      2,650,000.00

  4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
      Transfer  Date (after  giving  effect to the transactions set forth in
      Article IV of the Supplement)                                                             0.00

  4.6 The Invested Amount as of the Distribution  Date (after giving effect to the transactions set forth in  Article  IV of the Supplement and to the payments
      made on the Distribution Date)                                                  212,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                     0.00

  4.8 The amount of Series Allocable Finance Charge Collections for the Due Period      2,416,268.67

  4.9 The amount of Series Allocable Principal Collections for the Due Period          71,924,435.71

 4.10 The amount of Series Principal Account Losses for the Due Period                          0.00

 4.11 The amount of Investor Dealer Note Losses for the Due Period                              0.00

 4.12 The amount of Investor Finance Charge Collections for the Due Period              2,158,211.18

 4.13 The amount of Investor Principal Collections for the Due Period                  64,242,905.98

 4.14 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                            2,223,034.10

Exhibit 20.4
Page 4 of 6

 4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period      64,242,905.98

 4.16 The aggregate amount of the Series 2000-1 Principal Shortfall, if any, for
      the Due Period                                                                            0.00

 4.17 The Seller's Percentage for the Due Period                                              10.68%

 4.18 The Excess Seller's Percentage for the Due Period                                        2.64%

 4.19 The aggregate amount of Seller's Principal Collections for the Due Period         7,681,529.73

 4.20 The amount of Available Seller's Finance Charge Collections for the Due Period      266,756.06

 4.21 The aggregate amount of Available Seller's Principal Collections for the Due
      Period                                                                            5,782,724.63

 4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
      Period                                                                            1,898,805.10

 4.23 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

 4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of the
      Distribution Date (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                    25,440,000.00

 4.25 The Series 2000-1 Allocation Percentage for the Due Period                              21.54%

 4.26 The Floating Allocation Percentage for the Due Period                                   89.32%

 4.27 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

 4.28 The total amount to be distributed on the Series 2000-1 Certificates on the
      Distribution Date                                                                 1,338,079.90

 4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates
      on the Distribution Date allocable to the Invested Amount                                 0.00

 4.30 The total amount, if any, to be distributed on the Series 2000-1 Certificates on the Distribution Date allocable to interest on the Series 2000-1
      Certificates                                                                      1,174,862.50

 4.31 The Draw Amount as of the Transfer Date                                                   0.00

 4.32 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

Exhibit 20.4
Page 5 of 6

 4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

 4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date       163,217.40

 4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after  giving  effect to the payments and adjustments made pursuant to Article IV of the Supplement and
      of the Agreement)                                                                         0.00

 4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,650,000.00

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.39 The amount of Excess Interest Collections for the Due Period                        884,954.20

 4.40 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period                                                   64,242,905.98

 4.41 The amount of Excess Interest Collections for the Due Period allocated to
      other Series                                                                              0.00

 4.42 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period allocated to Other Series                                  0.00

Exhibit 20.4
Page 6 of 6

 4.43 The percentages and all other information calculated pursuant to Section
      6.01 of the Supplement                                                                      NA

 4.44 The amount of Remaining Available Seller's Principal Collections for the Due
      Period                                                                                    0.00

 4.45 The amount of Series 2000-1 Shared Seller's Principal Collections for the
      Due Period                                                                        7,681,529.73

 4.46 The aggregate amount of Shared Seller's Principal Collections from Other
      Series for the Due Period                                                                 0.00

 4.47 The amount of all Shared Seller's Principal Collections allocated to Series
      2000-1 for the Due Period                                                                 0.00

 4.48 The aggregate amount of all Shared Seller's Principal Collections allocated
      to Other Series for the Due Period                                                        0.00


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this December 12, 2000


                                   NAVISTAR FINANCIAL CORPORATION,
                                           as Servicer

                                   By: R. Wayne Cain
                                   Vice President and Treasurer